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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)       January 18, 2002
                                                --------------------------------



                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)



           Florida                        0-8144                 25-1255406
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



F.N.B. Center, 2150 Goodlette Road North, Naples, Florida           34102
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (941) 262-7600
                                                  ------------------------------




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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 18, 2002, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 13, 2001 (the "Merger Agreement"), between F.N.B. Corporation ("FNB") and Promistar Financial Corporation ("Promistar"), Promistar merged with and into FNB (the "Merger"). As a result of the Merger, each outstanding share of the Promistar common stock was converted into 0.926 shares of FNB common stock. The Merger will be accounted for as a pooling of interests under generally accepted accounting principles.

         The Joint Proxy Statement/Prospectus, dated September 7, 2001 (the "Joint Proxy Statement/Prospectus"), included in FNB's Registration Statement on Form S-4 (Registration No. 333-66548) (the "Registration Statement"), sets forth certain additional information regarding the Merger, FNB and Promistar. In connection with the Merger, three of the former directors of Promistar were elected to the Board of Directors of FNB.

         A copy of the news release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated into this Item 2 by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Financial Statements and Pro Forma Financial Information

         Pursuant to instruction (a)(4) of Item 7, the financial statements and pro forma financial information required to be filed in connection with this Report will be filed no later than April 2, 2002.


         Exhibits

         The following exhibits are included in this Report:

         2.1 The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and to Exhibit 2.1 to FNB's Current Report on Form 8-K filed June 14, 2001).

         99.1 Press release issued January 18, 2002 announcing completion of the Merger.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 F.N.B. CORPORATION



                                 By: /s/ John D. Waters
                                     -------------------------------------------
                                     John D. Waters
                                     Vice President and Chief Financial Officer

Dated: February 28, 2002


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                                  EXHIBIT INDEX






        Exhibit
        Number    Description of Exhibit
        -------   ----------------------

         2.1 The Merger Agreement (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and to Exhibit 2.1 to FNB's Current
                  Report on Form 8-K filed June 14, 2001).

         99.1 Press release issued January 18, 2002 announcing completion of the Merger.